Exhibit 10.2


THIS CLASS A WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS CLASS A WARRANT AND THE CLASS A WARRANT SHARES ISSUABLE UPON EXERCISE OF THIS CLASS A WARRANT MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR PURSUANT TO AN EXEMPTION THEREFROM UNDER THE ACT AND SUCH LAWS, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. THIS CLASS A WARRANT AND THE COMPANY'S SUBSCRIPTION AGREEMENT WITH THE HOLDER SET FORTH THE COMPANY'S OBLIGATIONS TO REGISTER FOR RESALE THE CLASS A WARRANT SHARES. A COPY OF SUCH SUBSCRIPTION AGREEMENT IS AVAILABLE FOR INSPECTION AT THE COMPANY'S OFFICE.

THIS CLASS A WARRANT MAY NOT, IN ANY EVENT, BE TRANSFERRED TO ANY
PERSON  OR  ENTITY THAT IS NOT AN ACCREDITED INVESTOR WITHIN  THE
MEANING OF RULE 501, PROMULGATED UNDER THE ACT.

No. ________                          __________ Class A Warrants


      Void after 5:00 p.m., New York time on March 31, 2008

                             CLASS A
                          COMMON STOCK
                        PURCHASE WARRANT

                               OF

                   AQUACELL TECHNOLOGIES, INC.


     1. This Class A warrant certificate ("Class A Warrant Certificate") certifies that, for value received, ______________________ (the "Warrant Holder") is the owner of the number of Class A common stock purchase warrants ("Class A Warrants") specified above, each of which entitles the holder thereof to purchase, at any time during the period commencing on the Commencement Date (as defined herein) and ending on the Expiration Date (as defined herein), one fully paid and non-assessable share of common stock, par value $.001 per share ("Common Stock"), of AquaCell Technologies, Inc. (the "Company"), a Delaware corporation, at a purchase price of $1.16 per share in lawful money of the United States of America in cash or by check or a combination of cash and check, subject to adjustment as hereinafter provided. This Class A Warrant Certificate is one of a series of Class A Warrant Certificates of even date herewith.

     2.   WARRANT; EXERCISE PRICE.

          2.1  Each  Class  A  Warrant  shall entitle the Warrant
Holder the right to purchase one share of Common Stock of the Company (individually, a "Class A Warrant Share" severally, the
"Class  A Warrant Shares").

          2.2 The purchase price payable upon exercise of each Class A Warrant ("Exercise Price") shall be $1.16. The Exercise Price and number of Class A Warrants evidenced by each Class A Warrant Certificate are subject to adjustment as provided in Section 9.

     3.   EXERCISE OF CLASS A WARRANT; EXPIRATION DATE.

          3.1 This Class A Warrant is exercisable during the period commencing on October 1, 2003 ("Commencement Date") and ending on the Expiration Date, in whole or from time to time in part, at the option of the Warrant Holder, upon surrender of this Class A Warrant Certificate to the Company together with a duly completed form of exercise attached hereto and payment of an amount equal to the then applicable Exercise Price multiplied by the number of Class A Warrant Shares then being purchased upon such exercise.

          3.2 Each exercise of this Class A Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Class A Warrant Certificate shall have been surrendered to the Company as provided in subsection 3.1. At such time, the person or persons in whose name or names any certificates for Class A Warrant Shares shall be issuable upon such exercise as provided in subsection 3.3 below shall be deemed to have become the holder or holders of record of the Class A Warrant Shares represented by such certificates.

          3.3 Within three (3) business days after the exercise of the purchase right represented by this Class A Warrant, the Company at its expense will use its best efforts to cause to be issued in the name of, and delivered to, the Warrant Holder, or, subject to the terms and conditions hereof, to such other individual or entity as such Warrant Holder (upon payment by such Warrant Holder of any applicable transfer taxes) may direct:

               (a) a certificate or certificates for the number of full Class A Warrant Shares to which such Warrant Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Warrant Holder would otherwise be entitled, cash in an amount determined pursuant to Section 10 hereof, and

               (b) in case such exercise is in part only, a new Class A Warrant or Warrants (dated the date hereof) of like tenor, stating on the face or faces thereof the number of shares currently stated on the face of this Class A Warrant minus the number of such shares purchased by the Warrant Holder upon such exercise as provided in subsection 3.1 (prior to any adjustments made thereto pursuant to the provisions of this Class A Warrant).

          3.4 The term "Expiration Date" shall mean 5:00 p.m., New York time on March 31, 2008, or if such date shall in the State of New York be a holiday o r a day on which banks are authorized to close, then 5:00 p.m., New York time the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close or in the event of any merger, consolidation, or sale of substantially all the assets of the Company as, an entirety, resulting in any distribution to the Company's stockholders, prior to the Expiration Date, the Warrant Holder shall have the right to exercise this Class A Warrant commencing at such time through the Expiration Date into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Class A Warrant might have been exercisable immediately prior thereto.

     4.   REGISTRATION AND TRANSFER ON COMPANY BOOKS.

          4.1  The   Company  shall   maintain   books   for  the
registration  and  transfer  of Class A Warrant Certificates.

          4.2  Prior  to  due presentment   for   registration of
transfer of this Class A Warrant Certificate, the Company may deem and treat the registered holder as the absolute owner thereof.

          4.3 The Company shall register upon its books any transfer of a Class A Warrant Certificate upon surrender of same to the Company accompanied (if so required by the Company) by a written instrument of transfer duly executed by the registered holder or by a duly authorized attorney. Upon any such registration of transfer, new Class A Warrant Certificate(s) shall be issued to the transferees and the surrendered Class A Warrant Certificate shall be canceled by the Company. A Class A Warrant Certificate may also be exchanged, at the option of the holder, for new Class A Warrant Certificates representing in the aggregate the number of Class A Warrants evidenced by the Class A Warrant Certificate surrendered.

     5. RESERVATION OF SHARES. The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of the Class A Warrants, such number of Class A Warrant Shares as shall be issuable upon the exercise of all outstanding Class A Warrants. The Company covenants that all Class A Warrant Shares issuable upon exercise of the Class A Warrants shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each national securities exchange, if any, on which the other shares of outstanding Common Stock of the Company are then listed.

     6. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OR MUTILATION OF CLASS A WARRANT CERTIFICATE. This Class A Warrant Certificate is exchangeable, without expense, at the option of the Warrant Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the terms of this
Section 6, upon surrender of this Class A Warrant Certificate to the Company at its principal office or at the office of its transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Class A Warrant Certificate in the name of the assignee named in such instrument of assignment and this Class A Warrant Certificate shall be promptly canceled. This Class A Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Class A Warrants are to be issued and signed by the Warrant Holder hereof. The term "Class A Warrant Certificate" as used herein includes any Class A Warrant Certificates into which this Class A Warrant Certificate may be divided or exchanged. Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of this Class A Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Class A Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Class A Warrant Certificate of like tenor and date representing an equal number of Class A Warrants.

     7. REDEMPTION. This Class A Warrant may be redeemed by the Company, upon not less than 30 days' prior written notice to the Warrant Holder, at the redemption price of $0.01 per share for every share of Common Stock purchasable upon exercise hereof at the time of such redemption ("Redemption Price"), if the last sale price of a share of Common Stock has been equal to or greater than $2.32 on each of the twenty (20) consecutive trading days ending on the third day prior to the day on which notice of redemption is given to the Class A Warrant Holder; provided, however, that this Class A Warrant may be redeemed only if, on the date on which notice is given and at all times up to the subsequent date fixed for redemption, (i) this Class A Warrant is exercisable into Class A Warrant Shares registered for resale under the Securities Act of 1933, as amended ("Securities Act") pursuant to an effective and current registration statement and
(ii) the Class A Warrant Shares are then listed on the American Stock Exchange. For purposes of this Section 7, "last sale price" shall mean the last sale price of the Common Stock on the American Stock Exchange on the last trading day preceding the date in question. This Class A Warrant may not be redeemed unless each and every condition set forth in this Section 7 is satisfied. On and after the date of redemption the holder shall have only the right to receive $0.01 per share of Common Stock purchasable upon exercise hereof at the time of such redemption.

     8. LIMITATION ON SALES. Each holder of this Class A Warrant acknowledges that this Class A Warrant and the Class A Warrant Shares have not been registered under the Securities Act, as of the date of issuance hereof and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Class A Warrant, or any Class A Warrant Shares issued upon its exercise, in the absence of (i) an effective registration statement under the Securities Act as to this Class A Warrant or such Class A Warrant Shares, as the case may be, under any applicable Blue Sky or state securities law then in effect or
(ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. In addition, this Class A Warrant only may be transferred to a transferee who certifies in writing to the Warrant Holder and to the Company that such transferee is an "accredited investor" within the meaning of Rule 501(a) promulgated by the Securities and Exchange Commission ("Commission") under the Securities Act.

     The Company shall be under no obligation to issue the shares covered by such exercise unless and until the Warrant Holder shall have executed an investment letter in form and substance satisfactory to the Company, including a warranty at the time of such exercise that it is then an "accredited investor" within the meaning of Rule 501(c) promulgated by the Commission under the Securities Act, is acquiring such shares for its own account, and will not transfer the Class A Warrant Shares unless pursuant to an effective and current registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act and any other applicable restrictions, in which event the Warrant Holder shall be bound by the provisions of a legend or legends to such effect that shall be endorsed upon the certificate(s) representing the Class A Warrant Shares issued pursuant to such exercise. In such event, the Class A Warrant Shares issued upon exercise hereof shall be imprinted with a legend in substantially the following form:

     "This security has been acquired for investment and has not been registered under the Securities Act of 1933, as amended, or applicable state securities laws. This security may not be sold, pledged or otherwise transferred in the absence of such registration or pursuant to an exemption therefrom under said Act and such laws, supported by an opinion of counsel, reasonably satisfactory to the Company and its counsel, that such registration is not required."

     9. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES DELIVERABLE. The Exercise Price and the number of Class A Warrant Shares purchasable pursuant to each Class A Warrant shall be subject to adjustment from time to time as hereinafter set forth in this Section 9:

          (a) In case, prior to the expiration of this Class A Warrant Certificate by exercise or by its terms, the Company shall issue any shares of its Common Stock as a stock dividend or subdivide the number of outstanding shares of its Common Stock into a greater number of shares, then in either of such cases, the then applicable Exercise Price per Class A Warrant Share purchasable pursuant to this Class A Warrant Certificate in effect at the time of such action shall be proportionately reduced and the number of Class A Warrant Shares at that time purchasable pursuant to this Class A Warrant Certificate shall be proportionately increased; and conversely, in the event the Company shall reduce the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such case, the then applicable Exercise Price per Class A Warrant Share purchasable pursuant to this Class A Warrant Certificate in effect at the time of such action shall be proportionately increased and the number of Class A Warrant Shares at that time purchasable pursuant to this Class A Warrant Certificate shall be proportionately decreased. If the Company shall, at any time during the life of this Class A Warrant Certificate, declare a dividend payable in cash on its Common Stock and shall at substantially the same time offer to its stockholders a right to purchase new Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all Common Stock so issued shall, for the purpose of this Class A Warrant Certificate, be deemed to have been issued as a stock dividend. Any dividend paid or distributed upon the Common Stock in stock of any other class of securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon conversion thereof.

          (b) In case, prior to the expiration of this Class A Warrant Certificate by exercise or by its terms, the Company shall be recapitalized by reclassifying its outstanding Common Stock, (other than a change in par value to no par value), or the corporation or a successor corporation shall consolidate or merge with or convey all or substantially all of its or of any successor corporation's property and assets to any other corporation or corporations (any such other corporations being included within the meaning of the term "successor corporation" hereinbefore used in the event of any consolidation or merger of any such other corporation with, or the sale of all or substantially all of the property of any such other corporation to, another corporation or corporations), then, as a condition of such recapitalization, consolidation, merger or conveyance, lawful and adequate provision shall be made whereby the holder of this Class A Warrant Certificate shall thereafter have the right to purchase, upon the basis and on the terms and conditions specified in this Class A Warrant Certificate, in lieu of the Class A Warrant Shares theretofore purchasable upon the exercise of this Class A Warrant Certificate, such shares of stock, securities or assets as may be issued or payable with respect to, or in exchange for the number of Class A Warrant Shares theretofore purchasable upon the exercise of this Class A Warrant Certificate, had such recapitalization, consolidation, merger, or conveyance not taken place; and in any such event, the rights of the Warrant Holder to any adjustment in the number of Class A Warrant Shares purchasable upon the exercise of this Class A Warrant Certificate, as hereinbefore provided, shall continue and be preserved in respect of any stock which the Warrant Holder becomes entitled to purchase.

          (c) In case the Company at any time while this Class A Warrant Certificate shall remain unexpired and unexercised shall sell all or substantially all of its property or dissolve, liquidate, or wind up its affairs, lawful provision shall be made as part of the terms of any such sale, dissolution, liquidation or winding up, so that the holder of this Class A Warrant Certificate may thereafter receive upon exercise hereof in lieu of each Class A Warrant Share that it would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Company, provided, however, that in any case of any such sale or of dissolution, liquidation or winding up, the right to exercise this Class A Warrant Certificate shall terminate on a date fixed by the Company; such date so fixed to be not earlier than 5:00 p.m., New York time, on the forty-fifth day next succeeding the date on which notice of such termination of the right to exercise this Class A Warrant Certificate has been given by mail to the registered holder of this Class A Warrant Certificate at its address as it appears on the books of the Company.

          (d) No adjustment in the per share Exercise Price shall be required unless such adjustment would require an increase or decrease in the Exercise Price by at least $0.01; provided, however, that any adjustments that by reason of this subsection are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 9 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

          (e) The Company will not, by amendment of its Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 9 and in the taking of all such actions as may be necessary or appropriate in order to protect against impairment of the rights of the Warrant Holder to adjustments in the Exercise Price.

          (f) Upon the happening of any event requiring an adjustment of the Exercise Price hereunder, the Company shall give written notice thereof to the Warrant Holder stating the adjusted Exercise Price and the adjusted number of Class A Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          (g) The Company may deem and treat the registered holder of the Class A Warrant Certificate at any time as the absolute owner hereof for all purposes, and shall not be affected by any notice to the contrary.

          (h) This Class A Warrant Certificate shall not entitle any holder thereof to any of the rights of stockholders, and shall not entitle any holder thereof to any dividend declared upon the Common Stock unless the holder shall have exercised the within Class A Warrant Certificate and purchased the shares of Common Stock prior to the record date fixed by the Board of Directors for the determination of holders of Common Stock entitled to said dividend.

     10. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise fraction of a share called for upon any exercise hereof. The Company shall pay to the Warrant Holder an amount in cash on the basis of the "last sale price" (as defined in Section 7) on the trading day prior to the date of exercise.

     11. VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may, at its option, at any time during the term of the Class A Warrants, reduce the then current Exercise Price to any amount deemed appropriate by the Board of Directors of the Company and/or extend the date of the expiration of the Class A Warrants.

     12. REGISTRATION RIGHTS OF WARRANT HOLDER. The Company has agreed to register the Class A Warrant Shares for resale in accordance with the Subscription Agreement entered into between the Company and the Warrant Holder.

     13. RIGHTS OF THE HOLDER. The Warrant Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in the Class A Warrant
Certificate and are not enforceable against the Company except to the extent set forth herein.

     14.  NOTICES OF RECORD DATE.  In case:

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other right, or

          (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Warrant Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Class A Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the record date or effective date for the event specified in such notice, provided that the failure to mail such notice shall not affect the legality or validity of any such action.

     15. SUCCESSORS. The rights and obligations of the parties to this Class A Warrant will inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, pledgees, transferees and purchasers. Without limiting the foregoing, the registration rights referred to in Section 12 of this Class A Warrant shall inure to the benefit of the Warrant Holder and all the Warrant Holder's successors, heirs, pledgees, assignees, transferees and purchasers of this Class A Warrant and the Class A Warrant Shares.

     16. CHANGE OR WAIVER. Any term of this Class A Warrant may be changed or waived only by an instrument in writing signed by the party against whom enforcement of the change or waiver is sought.

     17. HEADINGS. The headings in this Class A Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Class A Warrant.

     18. GOVERNING LAW. This Class A Warrant shall be governed by and construed in accordance with the laws of the State of Delaware as such laws are applied to contracts made and to be fully performed entirely within that state between residents of that state except to the extent the laws of the State of Delaware mandatorily apply because the Company is incorporated in the State of Delaware.

     19. JURISDICTION AND VENUE. The Company (i) agrees that any legal suit, action or proceeding arising out of or relating to this Warrant shall be instituted exclusively in California Superior Court, County of San Bernardino or in the United States District Court for the Central District of California, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum, and (iii) irrevocably consents to the jurisdiction of the California Superior Court, County of San Bernardino or in the United States District Court for the Central District of California in any such suit, action or proceeding, and the Company further agrees to accept and acknowledge service or any and all process that may be served in any such suit, action or proceeding in California Superior Court, County of San Bernardino or in the United States District Court for the Central District of California in person or by certified mail addressed as provided in the following Section.

     20. MAILING OF NOTICES, ETC. All notices and other communications under this Warrant (except payment) shall be in writing and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar overnight courier service, or if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

          Registered Holder:   To his or her last known address
                               as indicated on the Company's
                               books and records.

          The Company:         AquaCell Technologies, Inc.
                               10410 Trademark Street
                               Rancho Cucamonga, California 91730
                               Attention: James C. Witham,
                                          Chief Executive Officer

or to such other address as any of them, by notice to the others, may designate from time to time. Notice shall be deemed given
(a) when personally delivered, (b) the scheduled delivery date if sent by Federal Express or other overnight courier service or (c) the fifth day after sent by certified mail.



      [THE BALANCE OF THIS PAGE LEFT INTENTIONALLY BLANK.]

Executed this 1st day of April, 2003.


                              AQUACELL TECHNOLOGIES, INC.


                              By: /s/ Karen Laustsen
                                 -------------------------------
                              Name:   Karen Laustsen
                              Title:  President

                       NOTICE OF EXERCISE
              To Be Executed by the Warrant Holder
                  In Order to Exercise Warrants

The undersigned Warrant Holder hereby irrevocably elects to exercise ______ Class A Warrants represented by this Class A Warrant, and to purchase the shares of Common Stock issuable upon the exercise of such Class A Warrants, and requests that certificates for such shares of Common Stock shall be issued in the name of

    PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                  _______________________________

_________________________________________________________________

_________________________________________________________________
             (Please print or type name and address)

and be delivered to

_________________________________________________________________

_________________________________________________________________
             (Please print or type name and address)

and if such number of Class A Warrants shall not be all the Class A Warrants evidenced by this Class A Warrant Certificate, that a new Class A Warrant Certificate for the balance of such Class A Warrants be registered in the name of, and delivered to, the registered Warrant Holder at the address stated below.

Dated:__________________      ___________________________________
                              (Signature of Registered Holder)

                              ___________________________________

                              ___________________________________
                              (Address)

                              ___________________________________
                              (Taxpayer Identification Number)

                              ___________________________________
                               Signature Guaranteed

THE SIGNATURE ON THE EXERCISE FORM OR THE ASSIGNMENT FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.

                         ASSIGNMENT FORM
              To be executed by the Warrant Holder
                   In order to Assign Warrants

FOR  VALUE RECEIVED,________________________________ hereby sell, assigns and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                  _______________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________
             (Please print or type name and address)


______________________ of the Class A Warrants represented by this Class A Warrant, and hereby irrevocably constitutes and appoints ________________________ Attorney to transfer this Class A Warrant on the books of the Company, with full power of substitution in the premises.

Dated:__________________      ___________________________________
                              (Signature of Registered Holder)

                              ___________________________________
                              (Signature Guaranteed)


THE SIGNATURE ON THE EXERCISE FORM OR THE ASSIGNMENT FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.

              CERTIFICATION OF STATUS OF TRANSFEREE
        TO BE EXECUTED BY THE TRANSFEREE OF THIS WARRANT

The undersigned transferee hereby certifies to the registered holder of this Class A Warrant Certificate and to AquaCell Technologies, Inc. that the transferee is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

Dated:_____________________    __________________________________
                               (Signature of Registered Holder)